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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITOR


To the Board of Directors and Stockholders of AmerUs Life Holdings, Inc.


          Re: AmerUs Life Holdings, Inc.
              Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3
              File No. 333-72643


Ladies and Gentlemen:


          We consent to the use of our report incorporated by reference to this Pre-Effective Amendment No.1 to the Registration Statement on Form S-3 of AmerUs Life Holdings, Inc.



                                                      /s/ KPMG Peat Marwick LLP

Des Moines, Iowa

April 19, 1999